SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  February 13, 2009

MID-WISCONSIN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

WISCONSIN

0-18542

06-1169935

(State or Other

(Commission File

(IRS Employer

Jurisdiction of

Number)

Identification

Incorporation)

Number)

132 WEST STATE STREET

MEDFORD, WI 54451

(Address of principal executive offices, including Zip Code)

(715) 748-8300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01

Entry Into a Material Definitive Agreement

On February 20, 2009, as part of the United States Department of the Treasury’s Capital Purchase Program, Mid-Wisconsin Financial Services, Inc. (the “Company”) entered into a Letter Agreement with the U.S. Treasury (the “Letter Agreement”).  Under the terms of a Securities Purchase Agreement – Standard Terms (the “Securities Purchase Agreement”), which is attached to the Letter Agreement, the Company agreed to sell 10,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, which has a per share liquidation value of $1,000 (the “Senior Preferred Stock”) to the U.S. Treasury for a total price of $10,000,000.  The Company also issued a warrant (the “Warrant”) to the U.S. Treasury to purchase 500.00500 of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series B (the “Warrant Preferred Stock”), at an exercise price of $.01 per share.  The U.S. Treasury immediately exercised the Warrant and, after net settlement, received 500 shares of the Company’s Warrant Preferred Stock, which also has per share liquidation value of $1,000.  The Senior Preferred Stock and the Warrant Preferred Stock are collectively referred to in this report as the “Preferred Stock.”

The Preferred Stock will qualify as Tier 1 capital for the Company, and each series of Preferred Stock will pay cumulative compounding dividends at a rate of 5% per year for the first five years and 9% per year thereafter.  As long as any Preferred Stock is outstanding, the Company may pay dividends on its common stock, provided that all accrued and unpaid dividends for all past dividend periods on the Preferred Stock have been fully paid.  Prior to the third anniversary of the U.S. Treasury’s purchase of the Preferred Stock, unless the Preferred Stock has been redeemed or the U.S. Treasury has transferred all of the Preferred Stock to third parties, the consent of the U.S. Treasury will be necessary for the Company to increase its common stock dividend beyond the amounts paid on a quarterly basis prior to November 17, 2008 (which in the case of the Company is a quarterly dividend of $.11 per share) or to repurchase any of the Company’s common stock or other equity or capital securities, except in connection with employee benefit plans consistent with past practice and in certain other circumstances as specified in the Securities Purchase Agreement.

The Preferred Stock will be non-voting, except for class voting rights on matters that would adversely affect the rights of the holders of the Preferred Stock.  In addition, if required dividends on the Preferred Stock have not been paid for an aggregate of six quarterly dividend periods or more (whether or not consecutive), the holders of the Preferred Stock will have the right to designate two individuals to fill seats on the Company’s board of directors.

The Letter Agreement, which has the Securities Purchase Agreement attached, is included as Exhibit 10.1 to this report and is incorporated herein by reference.  Two additional letter agreements that amend certain provisions of the Securities Purchase Agreement are attached to this report as Exhibits 10.2 and 10.3, respectively, and are also incorporated herein by reference.  The second of those letter agreements confirms that, under the terms of the American Recovery and Reinvestment Act of 2009, the Preferred Stock may be redeemed at any time by the Company, using any source of funds, subject to the U.S. Treasury’s consultation with the Federal Deposit Insurance Corporation, which provides federal regulatory oversight for the Company’s wholly-owned subsidiary, Mid-Wisconsin Bank (the “Bank”).

The Warrant is attached as Exhibit 4.1 to this report and is incorporated herein by reference.

The Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 3.02

Unregistered Sales of Equity Securities

The information set forth above under Item 1.01 is incorporated herein by reference.

Item 3.03

Material Modification to Rights of Securityholders

As described in Item 1.01 above, which is incorporated herein by reference, prior to the third anniversary of the U.S. Treasury’s purchase of the Preferred Stock, unless the Preferred Stock has been redeemed or the U.S. Treasury has transferred all of the Preferred Stock to third parties, the consent of the U.S. Treasury will be required for the Company to either increase its common stock dividend or repurchase its common stock or other equity or capital securities, except in connection with employee benefit plans consistent with past practice and certain other circumstances as specified in the Securities Purchase Agreement.

As set forth in the amendment to the Company’s Articles of Incorporation (described in Item 5.03 below, which is incorporated herein by reference), the Company’s ability to declare or pay dividends or repurchase its common stock or other equity or capital securities will be subject to restrictions in the event the Company fails to declare and pay (or set aside for payment) full dividends on the Preferred Stock.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Under the terms of the Securities Purchase Agreement, until the U.S. Treasury no longer owns any shares of the Preferred Stock, the Company’s employee benefit plans and other executive compensation arrangements for its senior executive officers must continue to comply in all respects with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (“EESA”), and the rules promulgated by the U.S. Treasury.  The Company’s “senior executive officers” as of the date of this report are James F. Warsaw, President and Chief Executive Officer; Rhonda R. Kelley, Principal Accounting Officer; William A. Weiland, Secretary and Executive Vice President of the Bank; and Scot G. Thompson, President – Eastern Region for the Bank.

In connection with the Company’s entry into the Securities Purchase Agreement, on February 18, 2009, each of the Company’s senior executive officers entered into a letter agreement with the Company for the purpose of amending each officer’s compensation, bonus, incentive, and other benefit plans, arrangements, and agreements (including golden parachute, severance, and employment agreements) in order to comply with the executive compensation and corporate governance requirements of Section 111(b) of EESA.  A form of this letter agreement is attached as Exhibit 10.4 and is incorporated herein by reference.

Item 5.03

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 13, 2009, in connection with the Company’s entry into the Securities Purchase Agreement, the Company amended its Articles of Incorporation to authorize the Preferred Stock and the Warrant Preferred Stock.  A copy of the Articles of Amendment to the Company’s Articles of Incorporation is attached as Exhibit 3.1 and is incorporated herein by reference.

On February 18, 2009, in connection with the Company’s entry into the Securities Purchase Agreement, the Company’s board of directors amended the Company’s Bylaws to confirm that, under certain circumstances, the Company’s Articles of Incorporation limit the ability of the Company’s board to set the exact number of Company directors.  A copy of the Company’s Bylaws, as amended, is attached as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01

Other Events

On February 20, 2009, the Company issued a press release announcing the sale of the Preferred Stock to the U.S. Treasury.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit 3.1

Articles of Amendment to Articles of Incorporation of Mid-Wisconsin Financial Services, Inc.

Exhibit 3.2

Bylaws

Exhibit 4.1

Warrant for Purchase of Shares of Warrant Preferred Stock

Exhibit 4.2

Form of Certificate for Senior Preferred Stock

Exhibit 4.3

Form of Certificate for Warrant Preferred Stock

Exhibit 10.1

Letter Agreement, dated as of February 20, 2009, between the Company and the United States Department of the Treasury, which includes the Securities Purchase Agreement as an attachment

Exhibit 10.2

Letter Agreement dated as of February 20, 2009

Exhibit 10.3

Letter Agreement dated as of February 20, 2009

Exhibit 10.4

Form of Employee Letter Agreement

Exhibit 99.1

Press release dated February 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-WISCONSIN FINANCIAL SERVICES, INC.

Date:  February 20, 2009

By:  JAMES F. WARSAW

James F. Warsaw

President and CEO

EXHIBIT INDEX

to

FORM 8-K

of

MID-WISCONSIN FINANCIAL SERVICES, INC.

Dated February 13, 2009

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. Section 232.102(d))

Exhibit 3.1

Articles of Amendment to Articles of Incorporation of Mid-Wisconsin Financial Services, Inc.

Exhibit 3.2

Bylaws

Exhibit 4.1

Warrant for Purchase of Shares of Warrant Preferred Stock

Exhibit 4.2

Form of Certificate for Senior Preferred Stock

Exhibit 4.3

Form of Certificate for Warrant Preferred Stock

Exhibit 10.1

Letter Agreement, dated as of February 20, 2009, between the Company and the United States Department of the Treasury, which includes the Securities Purchase Agreement as an attachment

Exhibit 10.2

Letter Agreement dated as of February 20, 2009

Exhibit 10.3

Letter Agreement dated as of February 20, 2009

Exhibit 10.4

Form of Employee Letter Agreement

Exhibit 99.1

Press release dated February 20, 2009